SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement            |_| Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          MARINE TRANSPORT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box): No fee required.
|X|  Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.
(1)  Title of each class of securities to which transaction applies:
                              common stock, par value $.50 per share
     -----------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

     -----------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -----------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement no.:
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(3)  Filing party:

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(4)  Date filed:
        March 25, 1999
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

                     [logo of Marine Transport Corporation]

                          Marine Transport Corporation

                                 April __, 1999

Dear Stockholder:

You are cordially invited to attend the 1999 annual meeting of the stockholders of Marine Transport Corporation to be held at the Model Room of The New York Yacht Club located at 37 West 44th Street, New York, New York, on Tuesday, May __, 1999, at 9:00 in the morning. Matters to be considered and acted upon by our stockholders include the election of directors, ratification of the appointment of the certified public accountants of Marine Transport Corporation, approval of an amendment to the Amended and Restated Certificate of Incorporation of Marine Transport Corporation by which the number of directors constituting the Board of Directors would not be less than five nor more than fifteen and approval of certain amendments to the Marine Transport Corporation 1998 Stock Option Plan for Non-Employee Directors and the Marine Transport Corporation 1998 Incentive Equity Plan. These matters and the procedures for voting your shares are discussed in the accompanying Notice of Annual Meeting and Proxy Statement.

         The vote of every stockholder is important regardless of the number of shares owned. Accordingly, your prompt cooperation in signing, dating, and mailing the enclosed proxy will be appreciated.


                                       Sincerely,

                                       [paste up signature]



                                       RICHARD T. DU MOULIN
                                       President, Chairman and Chief Executive
                                       Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY __, 1999

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Marine Transport Corporation will be held in the Model Room of The New York Yacht Club located at 37 West 44th Street, New York, New York, on Tuesday, May __, 1999, at 9:00 a.m. (Eastern Daylight Savings Time), for the following purposes:

(1) To elect four directors (Class I) for a three-year term, each to hold office until his successor shall be duly elected and qualified (the election of Mr. Brent D. Baird to Class I is contingent upon the approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company by which the number of directors constituting the Board of Directors would not be less than five nor more than fifteen (as opposed to five, seven or nine));

(2) To ratify the appointment of Ernst & Young LLP as auditors of the Company and various subsidiaries for the year ending December 31, 1999;

(3) To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company by which the number of directors constituting the Board of Directors would not be less than five nor more than fifteen (as opposed to five, seven or nine) which amendment requires the affirmative vote of the holders of 80% or more of the outstanding shares of common stock of the Company;

(4) To increase the shares of common stock which may used for awards under the Company's 1998 Stock Option Plan For Non-Employee Directors from 100,000 shares to 150,000 shares;

(5) To increase the shares of common stock which may be used for awards under the Company's 1998 Incentive Equity Plan from 550,000 shares to 825,000 shares and to make certain other amendments to such plan; and

(6) To consider and act on such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on April 1, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

         A complete list of the stockholders entitled to vote at the meeting will be available at the offices of Marine Transport Corporation, 1200 Harbor Boulevard, Weehawken, New Jersey, at least 10 days prior to the meeting.

                                              By Order of the Board of Directors

                                              [paste up signature]

                                              PETER N. POPOV
                                              Secretary


Weehawken, New Jersey
April __, 1999


                                    IMPORTANT

          PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED STAMPED, ADDRESSED ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED.

                          MARINE TRANSPORT CORPORATION
                              1200 Harbor Boulevard
                        Weehawken, New Jersey 07087-0901

                                 PROXY STATEMENT

         The following statement is submitted to stockholders to solicit proxies for the Annual Meeting of Stockholders of Marine Transport Corporation (the "Company") to be held on May __, 1999. This proxy is being mailed to holders of record on or about April __, 1999, concurrently with the Company's 1998 Annual
Report. The Company's corporate headquarters are located at 1200 Harbor Boulevard, Weehawken, New Jersey 07087-0901 but the Annual Meeting will be held in the Model Room of The New York Yacht Club located at 37 West 44th Street, New York, New York. A proxy for this meeting is enclosed.

         The purposes of the meeting are:

     (1) To elect four directors (Class I) for a three-year term, each to hold office until his successor shall be duly elected and qualified (the election of Mr. Brent D. Baird to Class I is contingent upon the approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company by which the number of directors constituting the Board of Directors would not be less than five nor more than fifteen (as opposed to five, seven or nine));

     (2) To ratify the appointment of Ernst & Young LLP as auditors of the Company and various subsidiaries for the year ending December 31, 1999;

     (3) To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company by which the number of directors constituting the Board of Directors would not be less than five nor more than fifteen (as opposed to five, seven or nine) which amendment requires the affirmative vote of the holders of 80% or more of the outstanding shares of common stock of the Company;

     (4) To increase the shares of common stock which may be used for awards under the Company's 1998 Stock Option Plan For Non-Employee Directors from 100,000 shares to 150,000 shares;

     (5) To increase the shares of common stock which may be used for awards under the Company's 1998 Incentive Equity Plan from 550,000 shares to 825,000 shares and to make certain other amendments to such plan; and

     (6) To consider and act on such other business as may properly come before the meeting.

         The solicitation of the proxy enclosed with this Proxy Statement is made by and on behalf of the Board of Directors of the Company. The cost of this solicitation will be paid by the Company. Such costs include preparation, printing and mailing of the Notice of Annual Meeting, form of proxy and this Proxy Statement. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company and its subsidiaries (at no additional compensation) may solicit proxies personally or by telephone and telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for proxy material to be sent to their principals and the Company will reimburse such persons for their expenses in so doing.

         The shares represented by all valid proxies in the enclosed form will be voted if received in time for the meeting and voted in accordance with the specifications, if any, made on the proxy. If no specification is made, the proxies will be voted FOR the nominees for directors, FOR the ratification of the appointment of Ernst & Young LLP as auditors and FOR the amendments to the
(a) Amended and Restated Certificate of Incorporation; (b) 1998 Stock Option Plan for Non-Employee Directors; and (c) 1998 Incentive Equity Plan. A proxy is revocable at any time prior to being voted by giving written notice to the Secretary of the Company or by attending the meeting and voting in person.

                CERTAIN BACKGROUND INFORMATION CONCERNING MARINE
             TRANSPORT CORPORATION, ITS DIRECTORS AND ITS EXECUTIVE
                                    OFFICERS

         During 1998, in connection with the transactions described below, the Company changed its name from OMI Corp. to Marine Transport Corporation. Pursuant to the terms and conditions of an Acquisition Agreement dated as of September 15, 1997 by and among the Company, Universal Bulk Carriers, Inc. (a former subsidiary of the Company), Marine Transport Lines, Inc. ("MTL") and certain shareholders of MTL, the Company acquired all of the outstanding common stock of MTL on or about June 17, 1998 (the "Acquisition"). In consideration for the purchase of all of the outstanding common stock of MTL, MTL shareholders were issued 3,684,449 shares of the common stock of the Company. (See "Security Ownership of Certain Beneficial Owners and Management.") Contemporaneously with the Acquisition, the Company separated its foreign and domestic shipping operations and transferred the assets, liabilities and operations of its foreign business to a newly created corporation ("New OMI"). As a result of these transactions: (a) the stockholders of the Company became stockholders of two separate publicly traded companies, the Company and New OMI, which was named OMI Corporation; (b) the Company became an entity consisting of the Company's domestic shipping assets, liabilities and operations and certain assets, liabilities and operations of MTL; (c) New OMI became an entity consisting of the Company's international shipping assets, liabilities and operations; (d) the management of the Company was assumed by certain officers and directors of MTL (as well as certain newly elected directors); and (e) the management of New OMI was assumed by certain of the Company's officers and directors of the Company who served in that capacity prior to the acquisition.

                      VOTING SECURITIES AND VOTES REQUIRED

         As of April 1, 1999, the record date for the meeting, the Company had outstanding 6,555,368 shares of common stock, par value $.50 per share (the "Common Stock"). Each share of common stock is entitled to one vote on all matters to come before the meeting, including the election of directors. A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting, except with respect to the proposal to amend the Company's Amended and Restated Certificate of Incorporation. A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum. Brokers who hold shares for the account of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members.

         The election of each nominee for director requires a plurality of votes of the holders of the shares of common stock cast in the election of directors. The proposal to amend the Company's Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of 80% or more of the outstanding shares of common stock of the Company. The proposals to amend the 1998 Stock Option Plan for Non-Employee Directors and 1998 Incentive Equity Plan, and ratify the appointment of auditors require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by a proxy at the meeting. Broker non-votes will not be treated as votes cast with respect to any matter presented at the Annual Meeting and abstentions will be treated as negative votes on all matters other than election of directors, in which case they will not be counted either in favor of or against the election of the nominee.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 1, 1999, certain information with respect to (i) each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's common stock, which is the only class of outstanding voting securities, (ii) each director and nominee for director, (iii) each executive officer and (iv) all directors and all executive officers as a group:

Name and Address Of          Amount and Nature of             Percent of Class
Beneficial Owner            Beneficial Ownership(1)

Brent D. Baird                      875,500                           13.3%
1350 One M&T Plaza
Buffalo, New York (2)

Harrowston Corporation              535,743                            8.1%
Suite 3280
P.O. Box 753
181 Bay Street
Toronto, Ontario M5J 2T3
Canada

Kenneth E. Jones                    404,678                            6.1%
Seahawk Ranch
22495 Cabrillo Highway
Half Moon Bay, California
94019(3)

Directors and Nominees
----------------------

Richard T. du Moulin                644,724                            9.7%

Paul B. Gridley                     378,071                            5.1%

Mark L. Filanowski                  165,236                            2.5%

Jerome Shelby                       80,361                             1.2%

William M. Kearns, Jr.              20,089                              *

Stanley Rich(4)                     11,848                              *

Michael Klebanoff                   26,973                              *

Jonathan Blank                      10,400                              *

Elaine L. Chao                       2,000                              *

Non-Director Executive Officers
-------------------------------

Peter N. Popov                      13,336                              *

Jeffrey M. Miller                   11,447                              *

All directors and executive         1,370,214                           20%
officers as a group(11)

-------------------------------

*    Represents holdings of less than less than 1% (one percent)

(1) Includes all shares with respect to which each person, executive officer, director or nominee for director, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or to direct voting of such shares or to dispose or to direct the disposition of such shares. With respect to executive officers, includes shares that may be purchased under currently exercisable stock options granted pursuant to the Marine Transport Corporation 1998 Incentive Equity Plan. (Under the terms of that plan, no options granted pursuant thereto are currently exercisable.) With respect to non employee directors, includes shares that may be purchased under currently exercisable stock options granted pursuant to the Marine Transport Corporation 1998 Stock Option Plan for Non-Employee Directors. (Under the terms of that plan, no stock options granted pursuant thereto are currently exercisable.)

(2) Includes 30,000 shares owned by Aries Hill Corp., a private holding company with an address at 1350 One M&T Plaza, Buffalo, New York 14203, of which Mr. Baird is a director, President and Treasurer (Mr. Baird has shared voting power and shared investment power with regard to these shares);
     25,000 shares owned by Mr. Baird; 50,000 shares owned by Mr. Brian D. Baird, Mr. Baird's brother, in his capacity as Successor Trustee under an agreement dated 7/31/22; 70,500 shares owned by The Cameron Baird Foundation, a charitable private foundation with an address at Box 564, Hamburg, New York 14075, whose board consists of members of Mr. Baird's family; and 549,710 shares owned by First Carolina Investors, Inc. ("FCI"), a closed end non-diversified management investment company with an address at 1130 East 3rd Street, Suite 1410, Charlotte, North Carolina 28204, of which Mr. Baird is Chairman and Director (Mr. Baird has shared voting power and shared investment power with regard to these shares). When aggregated with the beneficial interests in FCI common stock of their spouses, children, parents, siblings and various corporations, trusts and other entities associated with the Baird family, the family's cumulative ownership of FCI's outstanding common stock is approximately 55% .

(3) Includes 2,000 shares owned by the Joanne Lauridsen Trust of which Mr. Jones is a trustee; 326,666 shares owned by the Seahawk Investment Trust of which Mr. Jones and his wife are trustees; and 73,334 shares owned by the Seahawk Ranch Irrevocable Trust of which Mr. Jones is a trustee. In her capacity as a trustee of the Seahawk Ranch Irrevocable Trust, Mr. Jones' wife Signed Kim Lauridsen-Jones shares voting and investment power with regard to 326,666 shares.

(4) Includes 1,000 shares purchased for Mr. Rich's granddaughter in the name of her mother as custodian.

                              ELECTION OF DIRECTORS

         The Company's Restated Certificate of Incorporation and By-Laws provide that the number of directors constituting the entire Board of Directors of the Company shall be five, seven or nine divided into three classes, as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits. The Board currently consists of nine (9) members divided into three classes. The directors in each class hold office for staggered terms of three years. The three current Class I directors, Jonathan Blank, Mark L. Filanowski and Stanley B. Rich, whose present terms expire in 1999, are being proposed for reelection for new three year terms (expiring in 2002) at this Annual Meeting. The Board has also nominated Brent D. Baird to become a member of Class I for election to a three year term to run concurrently with the term of the three incumbent directors. Mr. Baird's election to Class I is, however, contingent upon the approval of an amendment (the "Amendment") to the Company's Amended and Restated Certificate of Incorporation by which the number of directors constituting the Board of Directors would be not less than five or more than fifteen (as opposed to five, seven or nine). In the event that the Amendment is not approved, Class I will not be large enough to accommodate election of the incumbent Class I directors and the election of Mr. Baird, in which case Mr. Baird will not be elected to Class I. Approval of the Amendment requires the affirmative vote of the holders of 80% or more of the outstanding shares of common stock of the Company.

         All nominees for Class I are willing to serve as directors, but if any nominee becomes unable to serve prior to the Annual Meeting, the persons named as proxies have discretionary authority to vote for a substitute nominee named by the Board of Directors, or the Board of Directors may reduce the number of directors to be determined and elected.

         The Board of Directors recommends a vote in favor of the election of the nominees for directors to Class I.

         The following table sets forth certain information regarding the members of and nominees for the Board of Directors:

Name and Other       Age      Class and Year in    Principal      First Became a
Information                   Which Term Expires   Occupation     Director

                NOMINEES FOR ELECTION AT THE 1999 ANNUAL MEETING

Brent D. Baird        60                           Private Investor

Jonathan Blank        55      Class I (1999)       Partner, Preston     06/15/98
                                                   Gates Ellis &
                                                   Rouvelas Meeds

Mark L. Filanowski    44      Class I (1999)       Senior Vice          06/15/98
                                                   President,
                                                   Treasurer and
                                                   Chief Financial
                                                   Officer,
                                                   Marine Transport
                                                   Corporation

Stanley B. Rich       75      Class I (1999)       Independent          06/15/98
                                                   Accountant

                         DIRECTORS WHOSE TERMS CONTINUE

Paul B. Gridley       46      Class II (2000)      Consultant to        06/15/98
                                                   Marine Transport
                                                   Corporation

William M.            63      Class II (2000)      Vice Chairman, Keefe 06/15/98
Kearns, Jr.                                        Managers, Inc. and
                                                   President, W.M.
                                                   Kearns & Co., Inc.

Michael Klebanoff     78      Class II (2000)      Private Investor    01/29/69*
                                                   And Director of
                                                   OMI Corporation

Elaine L. Chao        46      Class III (2001)     Distinguished        06/15/98
                                                   Fellow, The Heritage
                                                   Foundation and
                                                   Chairman of its Asia
                                                   Adversary Council

Richard T. du Moulin  52      Class III (2001)     Chairman             06/15/98
                                                   of the Board,
                                                   President and
                                                   Chief Executive
                                                   Officer,
                                                   Marine Transport
                                                   Corporation

Jerome Shelby         69      Class III (2001)     Of Counsel,          06/15/98
                                                   Cadwalader,
                                                   Wickersham &
                                                   Taft

* Mr. Klebanoff was a director of the Company prior to the Acquisition and related transactions. (See "Certain Background Information Concerning Marine Transport Corporation, Its Directors and Its Executive Officers.")

            ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS
                     AND NOMINEES TO THE BOARD OF DIRECTORS

         During 1998, there were four Board of Directors meetings of the Company, three of which were held after the Acquisition. Messrs. Rich, Filanowski and Blank, incumbent directors being nominated for reelection, attended all of the meetings of the Board held during the period for which each has been a director.

         The Audit Committee, which consists of Messrs. Rich and Blank, recommends to the Board the auditors to be appointed for the Company, reviews the results of each year's audit, evaluates any recommendations the auditors may propose concerning the Company's internal controls and procedures and oversees the responses made to any such recommendations.

         The Compensation Committee, which consists of Messrs. Kearns, Shelby and Rich, reviews and determines the compensation of the Company's executives. In 1998, the Audit Committee met two times for the purpose of reviewing audit procedures and inquiring into financial, legal, and other matters, and the Compensation Committee met three times for the purpose of reviewing overall compensation and employee benefit practices and programs.
The Company does not have a nominating or similar committee.

                             The Nominees to Class I

         Mr. Baird is a private investor and a member of the boards of directors of Barrister Information Systems Corporation, M&T Bank Corporation, First Carolina Investors, Inc., Ecology & Environment, Inc., Ogleby Norton Corporation, Exolon - ESK, Inc., Todd Shipyards Corporation and Merchants Group, Inc. Mr. Baird was a major shareholder of Marine Transport Lines, Inc. ("MTL"), currently a subsidiary of the Company, and served on MTL's board of directors from 1986 until 1989 when MTL was a public company. Mr. Baird was selected to be a nominee to Class I because of his experience and knowledge of U.S.-based shipping.

         Mr. Blank has experience in maritime issues, especially those affecting U.S. flag vessels, and has been a partner with Preston Gates Ellis & Rouvelas Meeds since prior to 1994.

         Mr. Filanowski has been Senior Vice President, Chief Financial Officer and Treasurer of the Company since June, 1999. Prior thereto he was Senior Vice President of MTL since November 1989 serving as MTL's head of operations and ship management since 1994 and as chief financial officer from 1989 to 1994. From 1984 to 1988, Mr. Filanowski served as Vice President and Controller of Armtek Corporation, and from 1976 to 1984 he served as Audit and Tax Manager for Ernst & Young. Mr. Filanowski is a director of Shoreline Mutual (Bermuda), Ltd., a mutual insurance company that provides guarantees to the U.S. Coast Guard on behalf of the insurance company's members (including the Company) to enable them to be issued Certificates of Financial Responsibility under the Oil Pollution Act of 1990.

         Mr. Rich has been a practicing accountant for over 50 years and served as an advisor to MTL's board of directors from 1993 until 1998 and from 1989 to 1993 was a member of MTL's Board of Directors. Mr. Rich is a retired director of Fleet Bank.

                             The Members of Class II

         Mr. Gridley is a consultant to the Company. Mr. Gridley was the President and Vice Chairman of MTL from November 1989 until June 18, 1999. Prior to that time, Mr. Gridley was employed as a Senior Vice President of Shearson Lehman Hutton, Inc. in the Investment Banking Division where he was responsible for ship financing.

         Mr. Kearns formed W.M. Kearns & Co., Inc., a private investment company, where he has served as President since July 1994. From 1969 to June 1994, Mr. Kearns was a Managing Director of Lehman Brothers and its predecessor firms. Mr. Kearns has been an advisor to MTL's board of directors since 1993 and from 1989 to 1993 was a member of MTL's Board of Directors. Mr. Kearns is a director of Selective Insurance Group, Inc., Kuhlman Corporation, Malibu Entertainment Worldwide, Inc., Fundamental Management Corporation and Greenfield Capital Partners, Inc.; a trustee of EQ Advisors Trust (The Equitable Life Assurance Society of the United States); and a senior advisor of Proudfoot PLC. He has been the Vice Chairman of Keefe Managers, Inc. since December of 1998.

         Mr. Klebanoff is a private investor who founded the predecessor of the Company. From 1983 to 1995, Mr. Klebanoff was Chairman of the Board of the
Company, and from 1969 to 1983 he was President of the Company. He is a currently a member of the board of directors of OMI Corporation.

                            The Members of Class III

         Ms. Chao has been a Distinguished Fellow at The Heritage Foundation since August 1996 where she is also chairman of its Asia Advisory Council. From 1992 to 1996, Ms. Chao was president and chief executive officer of United Way of America. Prior to joining United Way of America, she was director of the Peace Corps and prior thereto was deputy secretary of the U.S. Department of Transportation. In 1988 and 1989, Ms. Chao was the chairman of the Federal Maritime Commission. From 1986 to 1988, she served as deputy administrator of the Maritime Administration. Ms. Chao is a director of Dole Food Co., Inc., Vencor, Inc., Protective Life Corp. and NASD, Inc.

         Mr. du Moulin has been Chairman, Chief Executive Officer and President of the Company since June 1998. Prior thereto he was Chairman and Chief Executive Officer of MTL since November 1989. Prior to joining MTL, Mr. du Moulin was employed at the Company, where he held the position of Chief Operating Officer and was a member of the Board of Directors. Mr. du Moulin served three years as a U.S. Navy officer and thereafter continued to serve on the Fales Advisory Committee to the Superintendent of the U.S. Naval Academy. He is presently Chairman of the International Association of Independent Tanker Owners (INTERTANKO), Chairman of the North American Regional Council for the American Bureau of Shipping and is on the Board of Seamens Church Institute of New York and New Jersey.

         Mr. Shelby has been of counsel to the law firm of Cadwalader, Wickersham & Taft since 1993, where Mr. Shelby was a partner from 1963 through 1992. Cadwalader, Wickersham & Taft has acted as counsel to the Company and from time to time since 1958, provided legal services to MTL. Mr. Shelby has been an advisor to MTL's board of directors since 1993 and from 1989 to 1993 was a member of MTL's Board of Directors. He is also a director of Astro Tankers Limited, an oil tanker owner, and is a director and executive vice president of Energy Transportation Group, Inc., a shipping and energy company and is on the board of Seamen's Church Institute of New York and New Jersey.

Certain Transactions and Business Relationships

         Paul B.  Gridley,  a  member  of  Class  II of the  Company's  Board of
Directors, is party to a consulting agreement with the Company pursuant to which, for two years commencing on or about June 18, 1998, he will perform consulting services for the Company for $189,000 per year.

         Jonathan Blank, a member of Class I of the Company's Board of Directors, is also a member of the law firm of Preston Gates Ellis & Rouvelas Meeds LLP ("Preston Gates"). The Company retained Preston Gates during its last fiscal year and proposes to retain Preston Gates during the current fiscal year.

         Jerome Shelby, a member of Class III of the Company's Board of Directors, is also of counsel to Cadwalader, Wickersham & Taft ("Cadwalader"). In 1998, the Company retained and paid fees to Cadwalader for legal services. The Company proposes to retain Cadwalader during the current fiscal year.

Compensation of Directors

         Directors who are also officers or employees of the Company do not receive any fees or remuneration for services on the Board of Directors or of any Committee thereof. Commencing on or about June 18, 1998, each member of the board of directors of the Company who is not an employee of the Company became entitled to an annual retainer of $15,000 and a fee of $1,500 per board (or committee) meeting attended.

         Non-employee directors also participate in the Marine Transport Corporation 1998 Stock Option Plan for Non-Employee Directors. Under such plan, each non-employee director was automatically granted options to acquire 7,500 shares of the Company's common stock.

Executive Compensation

         The Summary Compensation Table shows the compensation for the past three years of each of the Company's Chief Executive Officer and three executive officers, as well as the Chief Executive Officer and two additional officers of the Company prior to the Acquisition (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                            Long Term
                                               Annual Compensation                     Compensation Awards
                                               -------------------                     -------------------
                                                                       Other        Restricted    Securities
                                                                       Annual          Stock      Underlying       All Other
Name and                                                            Compensation      Awards       Options/      Compensation
Principal Position              Year     Salary($)    Bonus ($)         ($)           ($)(1)      SARs(#)(2)        ($)(3)
------------------              ----     ---------    ---------         ---           ------      ----------        ------
Craig H. Stevenson, Former      1998
President and Chief Executive
Officer (4)

                                1997     380,000      123,750            0         459,375 (5)                      32,985

                                1996     300,000         0               0               0            0             18,714


Richard T. du Moulin,           1998    $157,716      $30,000 (7)        0               0          25,000             0
President and Chief Executive
Officer (6)

Mark L. Filanowski, Senior      1998    $120,288      $20,000 (7)        0               0          25,000             0
Vice President, Chief
Financial Officer and
Treasurer (6)

Peter N. Popov, Vice            1998     $93,561      $10,000 (7)        0               0          18,750             0
President, Secretary and
General Counsel (6)

Jeffrey Miller, Vice            1998     $72,173      $20,000 (7)        0               0          18,750             0
President, Chartering (6)

Vincent J. de Sostoa, Former    1998
Senior Vice Preside, Chief
Financial Officer and
Treasurer (4)

                                1997     250,000      66,000            0               0            0             21,553

                                1996     231,750         0              0               0            0             20,516

Fredric S. London, Senior       1998
Vice President, General
Counsel and Secretary (4)

                                1997     240,000      66,000            0               0            0             20,930

                                1996     224,500         0              0               0            0             19,718

(1) The number and value of restricted stock holdings of each of the named executive officers on December 31, 1998 was ________ and $_______ for Mr. Stevenson. Messrs. du Moulin, Filanowski, Popov and Miller have no restricted stock holdings.

(2) Options granted under the Marine Transport Corporation 1998 Equity Incentive Plan to the named executive officers. Marine Transport Corporation did not grant any stock appreciation rights in calendar year 1998.

(3) Includes amounts deferred or contributed under the OMI Corp. Savings Plan for Messrs. Stevenson, De Sostoa and London for a combined value for 1998 of $__________.

(4) Messrs. Stevenson, de Sostoa and London served as officers of the Company until June 17, 1998.

(5) The value of 50,000 restricted stock awards received under the OMI 1995 Incentive Equity Plan.

(6) Includes only those amounts paid to Messrs. du Moulin, Filanowski, Popov and Miller in their capacity as executive officers of Marine Transport Corporation since June 18, 1998. Prior to that date, Messrs. du Moulin, Filanowski, Popov and Miller were officers of MTL.

(7) Does not include bonus amounts paid by Marine Transport Lines, Inc. to Messrs. du Moulin, Filanowski, Popov and Miller after the Acquisition for services rendered to Marine Transport Lines, Inc. prior to the Acquisition.

Employment Agreements

         The Company has employment agreements with Messrs. du Moulin, Filanowski, Popov and Miller. Pursuant to the Employment Agreements, Messrs. du Moulin, Filanowski, Popov and Miller receive base salaries prescribed therein and are eligible for discretionary incentive bonuses approved by the compensation committee of the Company's board of directors.

         The agreements with each executive are for one-year terms commencing on June 18, 1998 and may be renewed for consecutive one year periods. If the agreements with Messrs. du Moulin and Filanowski are not renewed at the end of any term thereof or if the Company terminates either Executive without cause, the Company will be required to pay such Executive an amount equal to 150% of the base salary then in effect for such affected Executive. The agreement with Mr. Popov provides that if such agreement is not renewed at the end of any term thereof or if the Company terminates Mr. Popov without cause, the Company will be required to pay Mr. Popov an amount equal to the base salary in effect for Mr. Popov. The agreement with Mr. Miller provides that if such agreement is not renewed at the end of any term thereof or if the Company terminates Mr. Miller without cause, the Company will be required to pay Mr. Miller an amount equal to one-half of the base salary then in effect for Mr. Miller. Under the Employment Agreements, each Executive will be paid, subject to the limitations of Section 280G of the Code, 300% of compensation then in effect upon the occurrence of a change of control of the Company resulting from a hostile takeover.

         Paul B.  Gridley,  a  member  of  Class  II of the  Company's  Board of
Directors, is party to a consulting agreement with the Company pursuant to which, for two years commencing on or about June 18, 1998, he will perform consulting services for the Company for $189,000 per year.

         The following table shows information concerning stock options granted to the named executive officers during calendar year 1998 pursuant to the Marine Transport Corporation 1998 Incentive Equity Plan.

                        Option Grants in Last Fiscal Year

                                                                                                Potential Realizable Value at
                                                                                                   Assumed Annual Rates of
                                                                                                  Stock Price Appreciation
                                                    Individual Grants                                for Option Term (2)
                                                    -----------------                           ------------------------------

                               Number of       % of Total
                               Securities        Options
                               Underlying      Granted to       Exercise or
                                Options         Employees        Base Price      Expiration
Executive Officer             Granted (1)    in Fiscal Year     (per Share)         Date           5%($)            10%($)
-----------------             -----------    --------------     -----------         ----           -----            ------
Craig H. Stevenson, Jr            0                --                --              --             --                --

Richard T. du Moulin             25,000            8.8            $46.1         6/29/08        40,004.05        131,966.03

Mark L. Filanowski               20,000            7.1            $2.50 (3)     6/29/08        74,203.24        147,772.83
                                  5,000            1.8            $4.61         6/29/08         8,000.81         26,393.21

Peter N. Popov                   18,750            6.6            $2.50 (3)     6/29/08        69,565.54        138,537.03

Jeffrey Miller                   18,750            6.6            $2.50 (3)     6/29/08        69,565.54        138,537.03

Vincent J. de Sostoa               0               --                --              --             --                --

Fredric S. London                  0               --                --              --             --                --

(1) Options for the named executive officer were granted as of June 29, 1998. One-third of the options will become exercisable on June 29, 1999 and the remaining options will become exercisable in one-third increments on June 29, 2000 and June 29, 2001, subject to the terms of the options.

(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of the common stock and overall stock market conditions.

(3) These options were originally granted on June 29, 1998 at $4.61 per share. On or about December 1, 1998, the Board of Directors approved a stock option repricing program pursuant to which the exercise price of these options was reduced to $2.50 per share. On December 1, 1998, the closing price for the Company's common stock was $2.03 per share. (See "Report of Directors on Repricing of Stock Options.")

         The following table shows the exercise of stock options or tandem SARs during fiscal year 1998 by each of the named executive officers and the fiscal year-end value of unexercised options and SARs.

                      Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                                 Number of Unexercised             Value Of Unexercised
                                                                 Options/SARs at Fiscal          In-the-Money Options/SARs
                                                                   Year End (#)(1)               at Fiscal Year End ($)(2)
                                                                  ---------------                 -------------------------
                                 Number
                              of Securities
                               Underlying        Value
                              Options/SARs     Realized
Name                          Exercised(#)        ($)       Exercisable      Unexercisable      Exercisable     Unexercisable
----                          ------------        ---       -----------      -------------      -----------     -------------
Craig H. Stevenson, Jr

Richard T. du Moulin                0              0             0              25,000               0                0

Mark L. Filanowski                  0              0             0              25,000               0                0

Peter N. Popov                      0              0             0              18,750               0                0

Jeffrey Miller                      0              0             0              18,750               0                0

Vincent J. de Sostoa

Fredric S. London

(1) Under the Marine Transport Corporation 1998 Incentive Equity Plan, options vest over a period of three years (unless there is a change of control, in which case the options vest immediately) are granted at an exercise price of not less than 100% of the fair market value of the stock subject to the option on the date of the grant of the option and are exercisable over a period of not more than ten years from the date of grant.

(2) Based on the closing price of the Company's common stock on NASDAQ on December 31, 1998 of $2.25.

         The following table sets forth certain information concerning the repricing of stock options held by the named executive officers:

                         Ten-Year Option/SAR Repricings

                                                                                                                 Length of
                                                                                                                 Original
                                                                                                                 Option
                                             Number of                                                           Term
                                             Securities                             Exercise                     Remaining
                                             Underlying          Market Price of    Price at                     at Date of
                                             Options/SARs        Stock at Time      Time of        New           Repricing or
                                             Repriced or         of Repricing or    Repricing or   Exercise      Amendment
            Name                   Date      Amended (#)         Amendment          Amendment      Price ($)     (in months)
            ----                   ----      -----------         ---------          ---------      ---------     -------
Mark L. Filanowski, Senior     12/1/98            20,000             $2.03             $4.61          $2.50        31
Vice President, Chief
Financial Officer and
Treasurer

Peter N. Popov, Vice           12/1/98            18,750             $2.03             $4.61          $2.50        31
President, Secretary and
General Counsel

Jeffrey Miller, Vice           12/1/98            18,750             $2.03             $4.61          $2.50        31
President, Chartering

Report of Compensation Committee on Repricing of Stock Options

         On or about December 1, 1998, the Compensation Committee of the Board of Directors authorized the following:

     o The Company agreed to reprice stock options granted to Messrs. Filanowski, Popov and Miller on June 29, 1998 (the "Affected Options") by reducing the stock option exercise price to $2.50 (the closing price of the Company's common stock on the NASDAQ on December 1, 1998 was $2.03). The original stock option exercise price of the Affected Options was $4.61.

     o    The vesting schedule for the Affected Options remained unchanged.

     o The Affected Options continue to entitle the holders to purchase the same number of shares covered by the original option grant and remain exercisable for a period of 10 years from the original grant date.

         Upon the recommendation of the Compensation Committee, the Board of Directors authorized the repricing at its meeting held on December 2, 1998. As a result of widespread volatility in the financial markets during the fall of 1998, the potential value of stock options previously granted to the Company's employees and the economic incentives expected from the grant of such options were significantly diminished. Therefore, the Compensation Committee determined that the repricing was necessary to implement the purpose of the 1998 Incentive Equity Plan by retaining and motivating the Company's key employees.

                                              Compensation Committee

                                              William M. Kearns, Jr.
                                              Stanley Rich
                                              Jerome Shelby

Report on Senior Executive Compensation
by the Board of Directors' Compensation Committee

         The Compensation Committee of the Company's Board of Directors (the "Committee") has furnished the following report on compensation with respect to executive officers defined under the rules of the Securities and Exchange Commission.

         The Committee is comprised of non-employee directors of the Company listed in this report. The Committee is responsible for developing and recommending the Company's executive compensation principles, policies, and programs to the Board of Directors. In addition, the Committee recommends to the Board of Directors, on an annual basis, the compensation to be paid to the Chief Executive Officer (the "CEO") and, with advice from the CEO, to each of the other executive officers of the Company, including the executive officers named in the Summary Compensation Table of this proxy statement (the "Named Executives").

         The Committee recently retained an outside compensation consultant to review the scope of the Company's compensation structure and make suggestions for revision, if desirable, to accomplish the Committee's objectives. The report has not yet been completed and will be submitted to the Compensation Committee as soon as it has been finalized.

Compensation Philosophy

         The Company's compensation programs are meant to support and reinforce its long-term business strategy and link pay to shareholder value. The current programs provide executive officers and other key employees with the opportunity to earn market competitive salaries and incentive compensation related to performance considered to be acceptable to the Board. The objectives of the Company's executive compensation program, as developed by the Committee, are to:

o Align compensation program design with the goals and key performance measures and expectations of the Company and each business unit.

o Attract and retain high-quality executives with experience in the Company's marine transportation markets.

o Reward executives for superior performance measured by corporate and business unit financial results, strategic achievements, and individual contributions.

o Align executives' interests with the long-term interests of shareholders by enabling significant Company stock ownership.

         The Company achieves these goals through a compensation strategy of competitive salaries, annual cash bonuses and the grant of stock options and other stock-based incentives.

         The marine shipping industry is extremely competitive and cyclical. Attraction and development of experienced executives in this narrow industry is challenging. The best use of the Company's assets and interests cannot be realized without the conception, development and execution of creative ideas which fully utilize worthwhile opportunities as they arise. The Company's current compensation plan allows the Compensation Committee to judge and reward executive achievement which meets this criteria.

Internal Revenue Code Section 162(m) Policy

         Section 162(m) of the Internal Revenue Code, as amended (the "Code"), precludes tax deductions for compensation paid in excess of $1 million to Named Executives unless certain conditions are met. Based on current pay levels and the design of existing compensation plans, the Committee believes that any lost tax deductions, if any, for such compensation will not be material as a result of this Code section. Therefore, it is the Committee's intent to take no action with respect to conforming with Section 162(m) conditions that permit tax deductions.

Base Salaries

         The Committee seeks to set base salaries for the Company's executive officers at levels that are competitive with those for executives with comparable roles and responsibilities, including revenue size, within the marine shipping industry. Individual executive officer salaries are reviewed annually by the Committee, which may approve increases from time to time based on individual and company performance, as well as general increases in pay levels for executives within the marine shipping industry.

         Base salary increases were granted on or about June 18, 1998 to the Named Executive Officers.

Annual Incentive Compensation

         The Committee administers an annual cash incentive program for executive officers, as well as other management employees. Executive officers are either corporate executives or executives responsible for a significant business segment.

         Each year the Committee recommends to the Company's Board of Directors an individual cash bonus. The amount of the cash bonus reflects the Committee's consideration of such factors as earnings per share, cash flow, strategic decisions that position the Company for long-term success, and individual employee contributions. Awards for selected business unit executives also vary based on business unit financial performance.

Equity Incentive Plan

         The 1998 Equity Incentive Plan authorizes the Committee to award stock options (both non-qualified and incentive options), stock appreciation rights, a stock bonus, and restricted stock to key executives.

         Stock option and restricted stock grants are designed to align the long-term interests of the Company's executives with those of its shareholders by directly linking executive pay to shareholder return. During 1998, non-qualified options were granted pursuant to the 1998 Equity Incentive Plan at not less than fair market value on the date of grant. Both the size of such grants and the proportion relative to the total number of option shares granted are a function of the recipient's level of responsibility within the Company, stock option (and/or long-term incentive) grants provided to comparable executives within other marine shipping companies, and the judgement of the Committee. There were no grants of restricted stock in 1998.

Chief Executive Officer Compensation

         The principles guiding compensation for the CEO are the same as those set forth for other executive officers. Due to the Company's recent restructuring arising from the Acquisition, Mr. du Moulin's overall compensation is being reviewed in conjunction with the study by the appointed compensation consultant. In 1998, he received a standard cost of living adjustment which increased his salary from $295,000 to $303,850. Mr. du Moulin also received incentive compensation of $30,000 which may be adjusted as a result of the study. In addition, consistent with the policy of aligning executive pay opportunity with shareholder interests, Mr. du Moulin was granted the option to purchase 25,000 shares of the Company's common stock for $4.61 per share pursuant to the 1998 Equity Incentive Plan.

                                               Compensation Committee

                                               William M. Kearns, Jr.
                                               Stanley Rich
                                               Jerome Shelby

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors and holders of more than 10% of the Company's common stock (collectively, "reporting persons") to file reports of ownership and changes in ownership of the Company's equity securities with the Securities and Exchange Commission and NASDAQ. Based upon a review of the copies of such reports furnished to the Company and written representations from the reporting persons other than executive officers and directors of the Company that no reports on Form 5 were required to be filed, the Company believes that all reports by such reporting persons were timely filed except that one Form 5 report for each of Messrs. du Moulin, Gridley, Filanowski, Shelby, Kearns, Rich, Klebanoff, Blank, Popov and Miller and Ms. Chao was not timely filed by February 15, 1999 to report the grant of options described. (See "Option Grants in Last Fiscal Year.")

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consists of Messrs. Kearns, Rich and Shelby, all of whom are directors of the Company and none of whom are or were officers of the Company or any of its subsidiaries. During 1998, Jerome Shelby was of Counsel to the law firm of Cadwalader Wickersham & Taft and a member of the Compensation Committee. In 1998, MTL and the Company retained Cadwalader Wickersham & Taft to provide legal services.

         Set forth below is a graph comparing the cumulative total shareholder return on the Company's common stock with the cumulative total return of the Dow Jones Equity Market Index and the Dow Jones Marine Transportation Index for the five-year period ended December 31, 1998.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS
              Among the Company, Dow Jones Equity Market Index and
                      Dow Jones Marine Transportation Index
                         Fiscal Year Ending December 31

                  [Graphical Representation of Data Chart Here]

         The total return on the Company's common stock and each index assumes the value of each investment was $100 on December 31, 1991, and that all dividends were reinvested.

                            RATIFICATION OF AUDITORS

         Pursuant to certain transactions which were consummated on or about June 17, 1998 (see "Certain Background Information Concerning Marine Transport Corporation, Its Directors and Its Executive Officers"), Deloitte & Touche LLP, the Company's independent accountant for its 1996 and 1997 fiscal years, resigned. At the annual shareholders meeting held on June 15, 1998, shareholders voted to appoint Ernst & Young LLP as independent accountants of the Company. In the past two years there were no disagreements with Deloitte & Touche on accounting and financial disclosure, and there have been no reports from auditors which have been qualified or modified as to uncertainty, audit scope, or accounting principles, nor has there been an adverse opinion or a disclaimer of opinion.

         The Board of Directors has appointed Ernst & Young LLP as auditors of the Company and various subsidiaries for the year 1999. A representative of Ernst & Young LLP is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and to respond to appropriate questions.

         The Board of Directors recommends a vote in favor of ratification of the appointment of Ernst & Young LLP as auditors for 1999.

                   PROPOSED AMENDMENT TO THE COMPANY'S AMENDED
                    AND RESTATED CERTIFICATE OF INCORPORATION

         The Company's Amended and Restated Certificate of Incorporation states that the number of directors constituting the entire Board of Directors shall be five, seven or nine, as fixed from time to time by the vote of not less than 66 2/3% of the entire Board of Directors. The Company's Board of Directors proposes to amend the Company's Amended and Restated Certificate of Incorporation to make the number of directors constituting the entire Board of Directors not less than five nor more than fifteen, as fixed from time to time by the vote of not less than 66 2/3% of the entire Board of Directors of the Company. Approval of this proposal requires the affirmative vote of holders of 80% or more of the outstanding shares of the Company common stock. A copy of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation is attached as Exhibit A hereto.

         The purpose of this proposal is to allow the Board of Directors to fix the number of directors constituting its entire board at a number between five and fifteen to: (a) permit Mr. Brent D. Baird to become a member of Class I of the Company's Board of Directors; and (b) make the Company's Amended and Restated Certificate of Incorporation consistent with its By-laws. Mr. Baird is directly or indirectly the beneficial owner of approximately 13% of the Company's common stock and possesses considerable knowledge and experience concerning the shipping industry. The Board of the Company believes that the Company will benefit materially if this proposal is adopted, thereby permitting Mr. Baird to become a member of Class I of the Board of Directors if he receives the votes required for his election thereto.

         The Board of Directors recommends a vote in favor of this proposal.

              PROPOSED AMENDMENTS TO THE 1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS AND 1998 INCENTIVE EQUITY PLAN

         The  Marine   Transport   Corporation   1998  Stock   Option  Plan  for
Non-Employee Directors (the "1998 Directors Plan") was approved by the shareholders of the Company on June 15, 1998. Under the 1998 Directors Plan, the Company (a) automatically granted options to purchase 7,500 shares of the Company's stock to each eligible non-employee director of the Company serving as a director on June 18, 1998 and (b) will automatically grant to each subsequently elected or appointed eligible non-employee director the option to purchase 7,500 shares. 100,000 shares of the Company's common stock have been reserved for awards under this plan.

         The Marine Transport Corporation 1998 Incentive Equity Plan (the "1998 Incentive Plan") was approved by the shareholders of the Company on June 15, 1998. The 1998 Incentive Plan authorizes the Company to grant its employees stock options, stock appreciation rights in tandem with such options, restricted stock or bonuses payable in stock. 550,000 shares of the Company's common stock have been reserved for awards under this plan.

         The Compensation Committee has advised the Board of Directors that the committee believes the number of shares reserved for options or awards under the 1998 Directors Plan and the 1998 Incentive Plan are insufficient to provide equity incentives to eligible directors and employees of the Company beyond 2000. Therefore, the Board is proposing to amend the 1998 Directors Plan and the 1998 Incentive Plan to increase the number of shares of reserved for award under: (a) the 1998 Directors Plan from 100,000 to 150,000; and (b) the 1998 Incentive Plan from 550,000 to 825,000. The Compensation Committee believes that these amendments will enhance materially the ability of each plan to align more effectively the interests of the Company's board members and employees with those of the Company's shareholders and to attract and retain the managers which the Company expects to need in the future.

         The Company is also proposing to make certain additional amendments to the 1998 Incentive Plan in order to meet the requirements for deductibility of certain compensation paid by the Company under Section 162(m) of the Code. Under that section, certain payments to executive officers of the Company in excess of $1 million are not deductible by the Company. However, compensation that qualifies as "performance-based compensation" is not subject to this limitation and in order to so qualify, the terms of the compensation, including the material terms of any performance goals under which the compensation is to be paid, must be disclosed to, and approved by, the Company's stockholders.

         The Board of Directors therefore proposes to amend the 1998 Incentive Plan to contain the following provisions:

          o A limit of no more than ____ shares may be optioned or awarded to any one person during any year.

          o The Compensation Committee may make restricted stock awards conditioned upon the attainment of certain performance goals based on the following criteria: earnings per share, return on equity and net profits.

         A copy of the 1998 Directors Plan, as proposed to be amended, is attached as Exhibit B hereto. A copy of the 1998 Incentive Plan , as proposed to be amended, is attached as Exhibit C hereto.

         The Board of Directors recommends a vote in favor of the amendment.

                                  OTHER MATTERS

         The Company has no knowledge of any matters to be presented to the meeting other than those set forth above. The persons named in the accompanying form of proxy will use their own discretion in voting with respect to matters which are not determined or known at the date hereof.

         A copy of the Company's Annual Report on Form 10-K is enclosed with this Proxy Statement.

                  Shareholder Proposals For 2000 Annual Meeting

         Any proposals of stockholders to be presented at the Company's 2000 Annual Meeting pursuant to SEC Rule 14a-8 must be received at the Company's principal executive offices, 1200 Harbor Boulevard, Weehawken, New Jersey 07087-0901, Attention: Secretary, not later than December 1, 1999, for inclusion in the Company's proxy statement and form of proxy for that Annual Meeting.

         Written notice of shareholder proposals to be submitted outside of SEC Rule 14a-8 for consideration at the Company's 2000 Annual Meeting but not to be included in the Company's proxy materials must be received by the Company, at the address set forth in the preceding paragraph, on or before February 15, 2000 in order to be considered timely. The persons designated as proxies by the Company for the 2000 Annual Meeting will have discretionary voting authority with respect to any shareholder proposal of which the Company did not receive timely notice.

         Please sign, date, and return the accompanying proxy in the enclosed envelope at your earliest convenience.


                                            By Order of the Board of Directors


                                            Peter N. Popov
                                            Secretary

Weehawken, New Jersey
April __, 1999

                                     [LOGO]
                          Marine Transport Corporation

                                    Notice of
                                 Annual Meeting
                                       and
                                 Proxy Statement

                                 Annual Meeting
                                 of Stockholders
                                  May __, 1999
                                    9:00 A.M.

                                 The Model Room
       of The New York Yacht Club, 37 West 44th Street, New York, New York

                                      PROXY
                          MARINE TRANSPORT CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF MARINE TRANSPORT CORPORATION

         The undersigned stockholder hereby appoints Richard T. du Moulin and Mark L. Filanowski or either of them, each with power of substitution, as proxy or proxies for the undersigned, to attend the Annual Meeting of the Stockholders of Marine Transport Corporation (the "Company"), to be held at 9:00 a.m., local time, on Tuesday, May __, 1999, at The Model Room of The New York Yacht Club, 37 West 44th Street, New York, New York, or at any adjournment or adjournments thereof, and to vote all shares of common stock of the Company owned of record by the undersigned at the close of business on April __, 1999, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue hereof, for the purposes more fully described in the accompanying Proxy Statement, and in their discretion, on other matters which properly come before the meeting:


(A)      ELECTION OF DIRECTORS
         FOR all nominees listed below |_|       WITHHOLD AUTHORITY to vote for
         (except as marked to the contrary)      all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Brent D. Baird

Jonathan Blank

Mark L. Filanowski

Stanley B. Rich

(B)      APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

         FOR |_|    AGAINST |_|    ABSTAIN |_|

(C) AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF MARINE TRANSPORT CORPORATION BY WHICH THE NUMBER OF DIRECTORS CONSTITUTING THE BOARD OF DIRECTORS WOULD NOT BE LESS THAN FIVE NOR MORE THAN FIFTEEN

         FOR |_|    AGAINST |_|    ABSTAIN |_|

           (Continued and to be Signed and Dated on the Reverse Side)

(D) AMENDMENT TO THE MARINE TRANSPORT CORPORATION 1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS INCREASING THE TOTAL NUMBER OF SHARES ISSUABLE UNDER THE PLAN TO 150,000

         FOR |_|    AGAINST |_|    ABSTAIN |_|

(E) AMENDMENT TO THE MARINE TRANSPORT CORPORATION 1998 INCENTIVE EQUITY PLAN INCREASING THE TOTAL NUMBER OF SHARES ISSUABLE UNDER THE PLAN TO 825,000 AND CERTAIN OTHER AMENDMENTS AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT

         FOR |_|    AGAINST |_|    ABSTAIN |_|

(F) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

UNLESS  OTHERWISE  INDICATED ABOVE OR UNLESS
THIS   PROXY   IS   REVOKED,    THE   SHARES    Date:___________________________
REPRESENTED  BY THIS PROXY WILL BE VOTED FOR
THE  NOMINEES,   FOR  THE   APPOINTMENT   OF    X ______________________________
INDEPENDENT  AUDITORS AND FOR THE AMENDMENTS
TO THE (A) AMENDED AND RESTATED  CERTIFICATE    X ______________________________
OF   INCORPORATION,   (B)  MARINE  TRANSPORT
CORPORATION   1998  STOCK  OPTION  PLAN  FOR
NON-EMPLOYEE   DIRECTORS   AND  (C)   MARINE
TRANSPORT  CORPORATION 1998 INCENTIVE EQUITY
PLAN.

                                                (IMPORTANT:  Please sign exactly
                                                as your name or names  appear on
                                                the label  affixed  hereto,  and
                                                when  signing  as  an  attorney,
                                                executor, administrator, trustee
                                                or  guardian,   give  your  full
                                                title as such.  If the signatory
                                                is a corporation,  sign the full
                                                corporate     name    by    duly
                                                authorized   officer,  or  if  a
                                                partnership, sign in partnership
                                                name by authorized person.)

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                          MARINE TRANSPORT CORPORATION

                -------------------------------------------------

                     Pursuant to Section 242 of the General
                    Corporation law of the State of Delaware

                -------------------------------------------------

            Marine Transport Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

            1. The Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on December 12, 1983 and amendments to the Certificate of Incorporation were subsequently duly filed and recorded (the Restated Certificate of Incorporation together with such amendments shall be hereinafter referred to as the "Restated Certificate of Incorporation").

            2. The following amendment is to become effective as of _______, 1999 at 8:00 a.m.

            3. Section (a) of ARTICLE SIXTH of the Restated Certificate of Incorporation is amended to read in full as follows:

            SIXTH: (a) The number of directors constituting the entire Board of Directors shall be not less than five nor more than fifteen, as fixed from time to time by the vote of not less than 66 2/3% of the entire Board of Directors; provided, however, that the number of directors shall not be reduced so as to shorten the term of any director in office at that time, and provided, further, that the number of directors constituting the entire Board of Directors shall be ten until otherwise fixed by the vote of not less than 66 2/3% of the entire Board of Directors. The phrase "66 2/3% of the entire Board of Directors" as used in this Restated Certificate of Incorporation shall be deemed to refer to 66 2/3% of the number of directors constituting the Board of Directors as provided in Section (a) of this Article Sixth, without regard to any vacancies then existing.

            4. The aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this certificate to be signed by its President and attested by its Secretary this ____ day of _____, 1999.


                                    MARINE TRANSPORT CORPORATION


                                    By:  _____________________
                                         Richard T. du Moulin
                                         President

[Corporate Seal]

Attest:

By: _____________________
   Peter N. Popov
   Secretary

                                                                       EXHIBIT B

                          MARINE TRANSPORT CORPORATION
                              AMENDED AND RESTATED
                             1998 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                           --------------------------

            1. Purpose of the Plan. The purpose of the Marine Transport Corporation 1998 Stock Option Plan for Non-Employee Directors (the "Plan") is to aid Marine Transport Corporation (the "Company") in securing for the Company and its stockholders the benefits of having experienced and highly qualified persons who are not and have never been employees of the Company or any of its Subsidiaries or affiliates become and remain members of the Board of Directors (the "Board") of the Company and to provide to such persons the benefits of the incentive inherent in common stock ownership.

            2. Stock Subject to Plan. The stock which may be issued and sold under the Plan shall be the Common Stock (par value $0.50 per share) of the Company, of a total number not exceeding 150,000 shares, subject to adjustment as provided in Section 9. The stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company. Each stock option granted pursuant to the Plan is referred to herein as an "Option." In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

            3. Eligibility. Each member of the Board shall be eligible to receive Options in accordance with the terms of the Plan, provided he or she, as of the date of a granting of an Option, (i) is not an employee of the Company or any of its Subsidiaries or affiliates and (ii) is otherwise not eligible for selection to participate in any plan of the Company or any of its Subsidiaries or affiliates that entitles the participant therein to acquire securities or derivative securities of the Company. Each member of the Board who receives an option hereunder is referred to herein as an "Optionee." As used in the Plan, "Subsidiary" means any corporation in which the Company, directly or indirectly, controls 50% or more of the total combined voting power of all classes of such corporation's stock.

            4. Option Grants. (a) Subject to the maximum number of shares which may be purchased pursuant to the exercise of Options, as set forth in Section 2 (as such number may be adjusted pursuant to the provisions of Section 9), and to the approval of the Plan by the stockholders of the Company, an Option to purchase, in the manner and subject to the terms and conditions hereinafter provided, 7,500 shares of the Common Stock of the Company shall be and hereby is granted, without further action by the Board, as of the close of business on the Second Closing Date (as such term is defined in the Acquisition Agreement dated as of September 15, 1997 among the Company, Universal Bulk Carriers, Inc., Marine Transport Lines, Inc. ("MTL") and certain shareholders of MTL), to each person who is serving as an eligible director of the Company on such date.

            (b) Each person who subsequent to the Second Closing Date, first becomes an eligible director of the Company shall (i) on the date of the Annual or Special Meeting of Stockholders of the Company at which he or she is first elected to the Board by vote of the stockholders, or (ii) on the date of appointment to the Board with respect to a director appointed to the Board by the Board to fill a vacancy on the Board, however occurring, whether by the death, resignation or removal of any director, any increase in the number of directors comprising the Board, or otherwise, shall, by reason of such election or appointment and without further action by the Board, be granted as of the close of business on said date an Option to purchase, in the manner and subject to the terms and conditions herein provided and to the extent such number of shares remain available for such purpose hereunder, 7,500 shares of the Common Stock of the Company. In the event that the number of shares available for grants under the Plan is insufficient to make all grants hereby specified on the applicable date, then all those who become entitled to a grant on such date shall share ratably in the number of shares then available for grant under the Plan.

            (c) It is understood that the Board may, at any time and from time to time after the granting of an Option hereunder, specify such additional terms, conditions and restrictions with respect to such Option as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms, restrictions and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of required taxes.

            5. General Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

            (a) The Option exercise price with respect to that portion of the shares of Common Stock covered by each Option granted pursuant to Section 4(b) which become exercisable on the first anniversary date of the grant of the Option (the "Initial Exercise Price for Section 4(b) Options") shall be the higher of: (i) the Fair Market Value (as defined below) of the Common Stock on the date the Option is granted or (ii) the average of the Fair Market Values of the Common Stock for each of the 10 days ending on the date the Option is granted. The Option exercise price with respect to that portion of the shares of Common Stock covered by each Option granted pursuant to Section 4(a) which become exercisable on the first anniversary date of the Option (the "Initial Exercise Price for Section 4(a) Options") shall be the average of the Fair Market Values of the Common Stock for each of the 10 days following the Second Closing Date.

            Fair Market Value on any date, means (i) if the Common Stock is listed on a securities exchange or is traded over the Nasdaq National Market System, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a securities exchange or traded over the Nasdaq National Market System, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers through Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, fair market value will be determined by such other method as the Board determines in good faith to be reasonable.

            (b) Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement. The Option Agreement shall not be a precondition to the granting of Options; however, no person shall have any rights under any Option granted under the Plan unless and until the Optionee to whom such Option shall have been granted shall have executed and delivered to the Company an Option Agreement. A fully executed original of the Option Agreement shall be provided to both the Company and the Optionee.

            (c) All Options shall be nonstatutory stock options not intended to qualify as stock options entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

            (d) Options shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

            (e) Each Option shall be subject to the following restrictions on exercise:

                  (i) The Option is not immediately exercisable. Except in the event of the Optionee's death, an Option shall not be exercisable, in whole or in part, prior to the expiration of one (1) year from the date of grant or after the expiration of ten years from the date the Option was granted. To the extent that an Option is not exercised within the ten-year period of exercisability, it shall expire as to the then unexercised part.

                  (ii) Subject to Sections 5(e)(i), 6 and 7, the total number of shares of Common Stock covered by the Option (as such number may be adjusted pursuant to the provisions of Section 9) shall become exercisable on the first anniversary date of the grant of the Option.

                  (iii) An Option shall not be exercisable with respect to a fractional share or with respect to the lesser of fifty (50) shares or the full number of shares then subject to the Option.

                  (iv) Except as provided in Section 6, an Option shall not be exercisable in whole or in part unless the Optionee, at the time the Optionee exercises the Option, is, and has been at all times since the date of grant of the Option, a director of the Company.

                  (v) An Option may only be exercised by delivery of written notice of the exercise to the Company specifying the number of shares to be purchased and by making payment in full for the shares of Common Stock being acquired thereunder at the time of exercise (including applicable withholding taxes, if any); unless the Option Agreement shall otherwise provide, such payment shall be made

                        (A) in United States dollars by check or bank draft, or

                        (B) by  tendering  to the Company  Common  Stock  shares
            already owned for at least six (6) months by the person exercising the Option, which may include shares received as the result of a prior exercise of an Option, and having a Fair Market Value equal to the cash exercise price applicable to such Option, or

                        (C) by a combination of United States dollars and Common
            Stock shares as aforesaid, or

                        (D) in accordance with a cashless exercise program under
            which, if so instructed by the Optionee, shares of Common Stock may be issued directly to the Optionee's broker or dealer upon receipt of the purchase price for such shares in cash from the broker or dealer.

                  (vi) If at any time the Board shall determine, in its discretion, that the listing, registration or qualification of shares upon any national securities exchange or the Nasdaq National Market or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares hereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board in the exercise of its reasonable judgment.

            6. Termination of Service. An Option shall terminate upon the termination, for any reason, of the Optionee's directorship with the Company, and no shares may thereafter be purchased under such Option except as follows:

            (a) Upon retirement as a director of the Company after one (1) year of service, each unexpired Option held by the Optionee shall, to the extent otherwise exercisable on such date, remain exercisable, in whole or in part, for a period of one (1) year following such retirement.

            (b) Upon termination of service as a director of the Company by reason of death or disability each unexpired Option held by the Optionee, or in the case of death, the Optionee's executors, administrators, heirs or distributees, as the case may be, shall become immediately exercisable and shall remain exercisable, in whole or in part, for a period of one (1) year after such termination. Disability shall mean an inability as determined by the Board to perform duties and services as a director of the Company by reason of a medically determinable physical or mental impairment, supported by medical evidence, which can be expected to last for a continuous period of not less than six (6) months.

            In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representative of the deceased Optionee's estate or the proper legatees or distributees thereof.

            In no event, however, may an Option be exercised (i) prior to the expiration of six (6) months from the date of grant, or (ii) after ten (10) years from the date it was granted.

            7. Change in Control. (a) Notwithstanding other provisions of the Plan, but subject to Section 6 and 7(c), in the event of a change in control of the Company, (i) all of the Optionee's then outstanding Options shall immediately become exercisable, unless directed otherwise by a resolution adopted by the Board prior to and specifically relating to the occurrence of such change in control, and (ii) each Optionee shall have the right within one
(1) year after such event to exercise the Option in full notwithstanding any limitation or restriction in any Option Agreement or in the Plan.

            (b) For purposes of this Section 7, a "change in control" shall mean a change in control with respect to the Company, occurring on or after the Second Closing Date, that would be required to be reported in response to Item 1
(a) of the Current Report on Form 8-K, as in effect on the Second Closing Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as any "person" (as defined in Section 3(9) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of 20% or more of the securities of the Company which are entitled to vote. Notwithstanding anything aforesaid to the contrary, a change in control with respect to the Company shall be deemed to have occurred if individuals who constitute the Board on the Second Closing Date, cease for any reason to constitute at least a majority of the Board.

            (c) In no event, however, may any Option be exercised (i) prior to the expiration of six (6) months from the date of grant, or (ii) after ten (10) years from the date it was granted.

            8. Purchase for Investment. (a) Except as hereafter provided, the holder of an Option shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and represents and agrees that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (a) issuances by the Company so long as the shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (b) reofferings of shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities
Act) if the shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

            (b) The Company may endorse such legend or legends upon the certificates for shares issued upon exercise of an Option granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as, in its discretion, it determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act.

            9. Adjustment in the Event of Change in Stock; Reorganization. (a) In the event of changes in the outstanding Common Stock of the Company after the Second Closing Date by reason of stock dividend, reverse split, subdivision, recapitalization, split-up, combination or exchange of shares, reorganization or liquidation, extraordinary dividend payable in cash or property, and the like, the aggregate number and class of shares available under the Plan, and the number, class and the price of shares of Common Stock subject to outstanding Options shall be appropriately adjusted by the Board, whose determination shall be conclusive.

            (b) In the event (i) the Company is merged or consolidated with another corporation and the company is not the surviving corporation, or the Company shall be the surviving corporation and there shall be any change in the Common Stock of the Company by reason of such merger or consolidation, or (ii) all or substantially all of the assets of the Company are acquired by another corporation, or (iii) there is a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event"), or
(iv) the Board shall propose that the Company enter into a Reorganization Event, then the Board (acting solely through members of the Board who were members of the Board prior to the occurrence of the Reorganization Event) may in its discretion take any or all of the following actions:

                        (A) by  written  notice to  Optionee,  provide  that the
            Option shall be terminated unless exercised within thirty days (or such longer period as the Board shall determine in its discretion) after the date of such notice; and

                        (B) advance the dates upon which any or all  outstanding
            Options granted to Optionee shall be exercisable.

                        Whenever  deemed  appropriate  by the Board,  any action
            referred to in this Section 9(b) may be made conditional upon the consummation of the applicable Reorganization Event.

            (c) Any adjustments or other action pursuant to this Section 9 shall be made by the Board and the Board's determination as to what adjustments shall be made or actions taken, and the extent thereof, shall be final and binding.

            10. Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of all Option Agreements. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except as may expressly be provided by statute.

            11. Miscellaneous Provisions. (a) Except as expressly provided for in the Plan, no director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any eligible director any right to be retained in the service of the Company as a director or otherwise.

            (b) An Optionee's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of an Optionee's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

            (c) It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of an Option that the Optionee (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount, in cash and/or Common Stock, as may be requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state, local or foreign income or other taxes; provided, however, that such withholding obligation may be met by the withholding of Common Stock otherwise deliverable to the Optionee in accordance with such procedures as may be adopted by the Board; provided, further, however, the amount of Common Stock so withheld shall not exceed the minimum required withholding obligation. If the amount requested is not paid, the Company may refuse to issue the shares of Common Stock.

            (d) The expenses of the Plan shall be borne by the Company.

            (e) The Plan shall be unfunded. Neither the Company nor the Board shall be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors. Proceeds from the sale of shares pursuant to Options however shall constitute general funds of the Company. Neither the Company, a Subsidiary or the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

            (f) By accepting any Option or other benefit under the Plan, each Optionee and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification, and consent to, any action taken under the Plan by the Company or the Board.

            (g) An Optionee shall have no voting rights or other rights of stockholders with respect to shares which are subject to an Option, nor shall cash dividends accrue or be payable with respect to any such shares.

            (h) The Plan shall be governed by and construed in accordance with the laws of the State of New York.

            (i) No fractional shares shall be issued upon the exercise of an Option. If a fractional share shall become subject to an Option by reason of a stock dividend or otherwise, the Optionee shall not be entitled to exercise the Option with respect to such fractional share.

            12. Amendment or Discontinuance. Except as provided in this Section 12, the Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable including, but not limited to amendments necessary to qualify for any exemption or to comply with applicable law or regulations. Except as provided in Section 9 above, the Board may not, without further approval by the stockholders of the Company, increase the maximum number of shares of Common Stock as to which Options may be granted under the Plan, increase the number of shares subject to an Option, reduce the Option exercise price described in Section 5(a), extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any Optionee with respect to any Option theretofore granted without such Optionee's written consent.

            13. Limits of Liability. (a) Any liability of the Company to any participant with respect to an Option award shall be based solely upon contractual obligations, if any, created by the Plan and the Option Agreement.

            (b) Neither the Company nor or any member of the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

            14. Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

            (a) upon the adoption of a resolution of the Board terminating the Plan;

            (b) the date all shares of Common Stock subject to the Plan are purchased according to the Plan's provisions; or

            (c) ten years from the Second Closing Date.

No such termination of this Plan shall affect the rights of any Optionee hereunder and all Options previously granted hereunder shall continue in force and in operation after termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan.

                                                                       EXHIBIT C

                          MARINE TRANSPORT CORPORATION
                              AMENDED AND RESTATED
                           1998 INCENTIVE EQUITY PLAN
                           --------------------------

            1. Purpose.  The purpose of the Marine  Transport  Corporation  1998
Incentive Equity Plan (the "Plan") is to maintain the ability of Marine Transport Corporation (the "Company") and its subsidiaries to attract and retain highly qualified and experienced employees and to give such employees a continued proprietary interest in the success of the Company and its subsidiaries. Pursuant to the Plan, such employees will be offered the opportunity to acquire common stock through the grant of options, stock appreciation rights in tandem with such options, the award of restricted stock under the Plan, bonuses payable in stock or a combination thereof. Unless the context clearly indicates otherwise, references herein to "option" or "options" shall include any tandem stock appreciation right that may be granted in connection with such option or options in accordance with Paragraph 6(f) hereof.

            As used herein, the term "subsidiary" shall mean any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). References to the "Exchange Act" are to the Securities Exchange Act of 1934, as it may be amended from time to time.

            2. Administration of the Plan. The Plan shall be administered by a compensation committee (the "Committee") as appointed from time to time by the Board of Directors of the Company (the "Board"), which Committee shall consist of not less than three (3) members of the Board who are "outside directors" for purposes of Section 162(m) of the Code. No member of the Committee shall be eligible to be granted options or awarded restricted stock or bonuses payable in stock under the Plan. No member of the Board shall be appointed to the Committee who has been granted an option or awarded restricted stock or bonuses payable in stock under the Plan within one year prior to appointment. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

            In administering the Plan, the Committee may adopt rules and regulations for carrying out the Plan. The interpretation and decision with regard to any question arising under the Plan made by the Committee shall be final and conclusive on all employees of the Company and its subsidiaries participating or eligible to participate in the Plan. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Committee shall determine the employees to whom, and the time or times at which, grants or awards shall be made and the number of shares to be included in the grants or awards. Within the limitations of the Plan, the number of shares for which options will be granted from time to time and the periods for which the options will be outstanding will be determined by the Committee.

            Each option or stock or other awards granted pursuant to the Plan shall be evidenced by an Option Agreement or Award Agreement (the "Agreement"). The Agreement shall not be a precondition to the granting of options or stock or other awards; however, no person shall have any rights under any option or stock or other awards granted under the Plan unless and until the person to whom such option or stock or other award shall have been granted shall have executed and delivered to the Company an Agreement. The Committee shall prescribe the form of all Agreements. A fully executed original of the Agreement shall be provided to both the Company and the recipient of the grant or award.

            3. Shares of Stock Subject to the Plan. The total number of shares that may be optioned or awarded under the Plan is 825,000 shares of the $0.50 par value common stock of the Company (the "Common Stock"), of which no more than _____ shares may be optioned or awarded to any person during any year, except that said number of shares shall be adjusted as provided in Paragraph 13. Any shares subject to an option which for any reason expires or is terminated unexercised and any restricted stock which is forfeited may again be optioned or awarded under the Plan. Shares subject to the Plan may be either authorized and unissued shares or issued shares acquired by the Company or its subsidiaries.

            4. Eligibility. Key salaried employees, including officers, of the Company and its subsidiaries (but excluding non-employee directors) are eligible to be granted options and awarded restricted stock under the Plan and to have their bonuses payable in stock. The employees who shall receive awards or options under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, which may be based upon information furnished to the Committee by the Company's management, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the award or awards and by the option or options granted to each such employee selected. Such key salaried employees who are selected to participate in the Plan shall be referred to collectively herein as "Participants."

            5. Duration of the Plan. No award or option may be granted under the Plan more than ten years from the date the Plan is adopted by the Board or the date the Plan receives shareholder approval, whichever is earlier, but awards or options theretofore granted may extend beyond that date.

            6. Terms and Conditions of Stock Options. All options granted under this Plan shall be either incentive stock options, as defined in Section 422 of the Code, or options other than incentive stock options. Each such option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine.

                  (a) The  option  price per share  shall be  determined  by the
            Committee.  However,  subject to Paragraph 6(k), the option price of
            (i) incentive stock options and (ii) options granted to persons who are "covered persons" for purposes of Section 162(m) of the Code shall not be less than 100% of the fair market value of a share of Common Stock at the time the option is granted. For purposes of the Plan, the fair market value on any date, means (i) if the Common Stock is listed on a securities exchange or is traded over the Nasdaq National Market System, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a securities exchange or traded over the Nasdaq National Market System, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers through Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, fair market value will be determined by such other method as the Committee determines in good faith to be reasonable.

                  (b) Each option shall be exercisable pursuant to the attainment of such performance goals and/or during and over such period ending not later than ten years from the date it was granted, as may be determined by the Committee and stated in the Agreement. In no event may an option be exercised more than 10 years from the date the option was granted.

                  (c) Unless  otherwise  provided  in the  Agreement,  no option shall be exercisable within six months from the date of the granting of the option. An option shall not be exercisable with respect to a fractional share of Common Stock or with respect to the lesser of fifty (50) shares or the full number of shares then subject to the option. No fractional shares of Common Stock shall be issued upon the exercise of an option. If a fractional share of Common Stock shall become subject to an option by reason of a stock dividend or otherwise, the optionee shall not be entitled to exercise the option with respect to such fractional share.

                  (d) Each Option  Agreement  shall state  whether the option(s)
            evidenced thereby will or will not be treated as incentive stock option(s).

                  (e) Each option may be exercised by giving  written  notice to the Company specifying the number of shares to be purchased, which shall be accompanied by payment in full including, if required by applicable law, taxes, if any. Payment, except as provided in the Agreement, shall be

                        (A) in  United  States  dollars  by  check  or  bank
                  draft, or

                        (B) by tendering to the Company Common Stock shares already owned for at least six months by the person exercising the option, which may include shares received as the result of a prior exercise of an option, and having a fair market value, as determined in accordance with Paragraph 6(a), on the date on which the option is exercised equal to the cash exercise price applicable to such option, or

                        (C) by a combination of United States dollars and Common
                  Stock shares as aforesaid, or

                        (D) in  accordance  with  a  cashless  exercise  program
                  established by the Committee in its sole discretion under which either (A) if so instructed by the optionee, shares may be issued directly to the optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, or (B) shares may be issued by the Company to an optionee's broker or dealer in consideration of such broker's or dealer's irrevocable commitment to pay to the Company that portion of the proceeds from the sale of such shares that is equal to the exercise price of the option(s) relating to such shares, or

                        (E) in such other manner as  permitted by the  Committee
                  at the time of grant or thereafter.

                  No optionee shall have any rights to dividends or other rights of a shareholder with respect to shares of Common Stock subject to his or her option until he or she has given written notice of exercise of his or her option and paid in full for such shares.

                  (f) Notwithstanding  the foregoing,  the Committee may, in its sole discretion, grant to a grantee of an option the right (hereinafter referred to as a "stock appreciation right") to elect, in the manner described below, in lieu of exercising his or her option for all or a portion of the shares of Common Stock covered by such option, to relinquish his or her option with respect to any or all of such shares and to receive from the Company a payment having a value equal to the amount by which (a) the fair market value, as determined in accordance with Paragraph 6(a), of a share of Common Stock on the date of such election, multiplied by the number of shares as to which the grantee shall have made such election, exceeds (b) the total exercise price for that number of shares of Common Stock under the terms of such option; provided, however, that to the extent that a stock appreciation right is exercised by a Participant who is or may be subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the ten-day election period described in Rule 16b-3(e) of the Exchange Act, the amount described in Paragraph 6(f)(a) next above shall be equal to the highest fair market value of the shares of Common Stock during such ten-day election period. A stock appreciation right shall be exercisable at the time the tandem option is exercisable, and the "expiration date" for the stock appreciation right shall be the expiration date for the tandem option. A grantee who makes such an election shall receive payment in the sole discretion of the Committee (i) in cash equal to such excess; or (ii) in the nearest whole number of shares of Common Stock of the Company having an aggregate fair market value, as determined in accordance with Paragraph 6(a), which is not greater than the cash amount calculated in (i) above; or (iii) a combination of (i) and (ii) above. A stock appreciation right may be exercised only when the amount described in (a) above exceeds the amount described in (b) above. An election to exercise stock appreciation rights shall be deemed to have been made on the day written notice of such election, addressed to the Committee, is received at the Company's offices. An option or any portion thereof with respect to which a grantee has elected to exercise the stock appreciation rights described above shall be surrendered to the Company and such option shall thereafter remain exercisable according to its terms only with respect to the number of shares as to which it would otherwise be exercisable, less the number of shares with respect to which stock appreciation rights have been exercised. The grant of a stock appreciation right shall be evidenced by such form of Agreement as the Committee may prescribe. The Agreement evidencing stock appreciation rights shall be personal and will provide that the stock appreciation rights will not be transferable by the grantee otherwise than by will or the laws of descent and distribution and that they will be exercisable, during the lifetime of the grantee, only by him or her.

                  (g) Except as provided in the Agreement, an option may be exercised only if at all times during the period beginning with the date of the granting of the option and ending on the date of such exercise, the grantee was an employee of either the Company or of a subsidiary of the Company or of another corporation referred to in
            Section 421(a)(2) of the Code. The Agreement shall provide whether, and if so, to what extent, an option may be exercised after termination of continuous employment, but any such exercise shall in no event be later than the termination date of the option. If the grantee should die, or become permanently disabled as determined by the Committee in accordance with the Agreement, at any time when the option, or any portion thereof, shall be exercisable by him or her, the option will be exercisable within a period provided for in the Agreement, by the optionee or person or persons to whom his or her rights under the option shall have passed by will or by the laws of descent and distribution, but in no event at a date later than the termination of the option. The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it.

                  (h) The option by its terms shall be personal and shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution as provided in Paragraph 6(g) above. During the lifetime of an optionee, the option shall be exercisable only by the optionee. In the event any option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased optionee as provided in Paragraph 6(g) above, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representative of the deceased optionee's estate or the proper legatees or distributees thereof.

                  (i) Notwithstanding any intent to grant incentive stock options, an option granted will not be considered an incentive stock option to the extent that it together with any earlier incentive stock options permits the exercise for the first time in any calendar year of more than $100,000 in fair market value of Common Stock (determined in accordance with Paragraph 6(a) at the time of grant).

                  (j) The Committee may, but need not, require such consideration from an optionee at the time of granting an option as it shall determine, either in lieu of, or in addition to, the limitations on exercisability provided in Paragraph 6(e).

                  (k) No incentive  stock option shall be granted to an employee who owns or would own immediately before the grant of such option, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. This restriction does not apply if, at the time such incentive stock option is granted, the option price is at least 110% of the fair market value of one share of Common Stock, as determined in accordance with Paragraph 6(a), on the date of grant and the incentive stock option by its terms is not exercisable after the expiration of five years from the date of grant.

                  (l) An option and any Common Stock  received upon the exercise of an option shall be subject to such other transfer restrictions and/or legending requirements that are specified in the Agreement.

            7. Terms and Conditions of Restricted Stock Awards. All awards of restricted stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine.

                  (a) Awards of  restricted  stock may be in  addition  to or in lieu of option grants.

                  (b) During a period set by,  and/or  until the  attainment  of particular performance goals established by, the Committee at the time of each award of restricted stock (the "restriction period") as specified in the Agreement, the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the Agreement permits, to pay the option price of any option granted under the Plan provided an equal number of shares delivered to the recipient shall carry the same restrictions as the shares so used. For purposes of the preceding sentence, the performance goals (if any) established by the Committee shall be based upon one or more of the following criteria: [earnings per share, net profits, return on equity, etc. Note: specific criteria require shareholder approval].

                  (c) If so  provided  in the  Agreement,  shares of  restricted stock shall become free of all restrictions if (i) the recipient dies, (ii) the recipient's employment terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires under specific circumstances set forth in the Agreement, or (iv) there is a "change in control" of the Company (as defined in the Agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. If the Committee determines that any such recipient is not permanently disabled, the restricted stock held by such recipient shall be forfeited and revert to the Company.

                  (d) Unless and to the extent otherwise provided in the Agreement in accordance with Paragraph 7(c) hereof, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of employment during the restriction period, except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interest of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient.

                  (e) Stock certificates for restricted stock shall be registered in the name of the recipient but shall be appropriately legended and returned to the Company by the recipient, together with a stock power, endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                  (f) Restricted stock shall become free of the foregoing restrictions upon expiration of the applicable restriction period and the Company shall then deliver Common Stock certificates evidencing such stock to the recipient.

                  (g) Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legending requirements that are specified in the Agreement.

            8.  Bonuses  Payable  in Stock.  In lieu of cash  bonuses  otherwise payable under the Company's or applicable subsidiary's compensation practices to employees eligible to participate in the Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in Common Stock or partly in Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Paragraph 6(a).

            9.    Change in Control.

                  (a) In the event of a change in  control  of the  Company,  as defined by the Committee in the Agreement, the Committee may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:

                        (i) accelerate restriction periods for purposes of vesting in, or realizing gain from, any outstanding option or shares of restricted stock awarded pursuant to this Plan;

                        (ii) offer to purchase any outstanding  option or shares
                  of restricted stock made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the change in control; or

                        (iii) make  adjustments or  modifications to outstanding
                  options or with respect to restricted stock as the Committee deems appropriate to maintain and protect the rights and interests of the Participants following such change in control.

            Any such action approved by the Committee shall be conclusive and binding on the Company, its subsidiaries and all Participants.

                  (b) In no event,  however,  may (i) any  option  be  exercised prior to the expiration of six (6) months from the date of grant (unless otherwise provided for in the Agreement), or (ii) any option be exercised after ten (10) years from the date it was granted.

            10. Transfer, Leave of Absence. For the purpose of the Plan: (a) a transfer of an employee from the Company to a subsidiary or affiliate of the Company, whether or not incorporated, or vice versa, or from one subsidiary or affiliate of the Company to another, and (b) a leave of absence, duly authorized in writing by the Company or a subsidiary or affiliate of the Company, shall not be deemed a termination of employment.

            11.   Rights of Employees.

                  (a) No person  shall have any rights or claims  under the Plan except in accordance with the provisions of the Plan and the Agreement.

                  (b) Nothing contained in the Plan or Agreement shall be deemed to give any employee the right to be retained in the service of the Company or its subsidiaries.

            12.   Tax Withholding Obligations.

                  (a) If required by applicable law, the payment of taxes,  upon the exercise of an option pursuant to Paragraph 6(e) or a stock appreciation right pursuant to Paragraph 6(f), shall be in cash at the time of exercise or on the applicable tax date under Section 83 of the Code, if later; provided, however, tax withholding obligations may be met by the withholding of Common Stock otherwise deliverable to the optionee pursuant to procedures approved by the Committee; provided, further, however, the amount of Common Stock so withheld shall not exceed the minimum required withholding obligation.

                  (b) If required by  applicable  law,  recipients of restricted stock, pursuant to Paragraph 7, shall be required to pay taxes to the Company upon the expiration of restriction periods or such earlier dates as elected pursuant to Section 83 of the Code; provided, however, tax withholding obligations may be met by the withholding of Common Stock otherwise deliverable to the recipient pursuant to procedures approved by the Committee. If tax withholding is required by applicable law, in no event shall Common Stock be delivered to any awardee until he has paid to the Company in cash the amount of such tax required to be withheld by the Company or has elected to have his withholding obligations met by the withholding of Common Stock in accordance with the procedures approved by the Committee or otherwise entered into an agreement satisfactory to the Company providing for payment of withholding tax.

                  (c) The  Company  shall  first  withhold  from any cash  bonus described in Paragraph 8, an amount of cash sufficient to meet its tax withholding obligations before the amount of Common Stock paid in accordance with Paragraph 8 is determined.

            13. Changes in Capital; Reorganization. (a) Upon changes in the outstanding Common Stock after the Second Closing Date by reason of a stock dividend, stock split, reverse split, subdivision, recapitalization, an extraordinary dividend payable in cash or property, combination or exchange of shares, separation, reorganization or liquidation, and the like, the aggregate number and class of shares available under the Plan as to which stock options and restricted stock may be awarded, the number and class of shares under (i) each option and the option price per share and (ii) each award of restricted stock shall, in each case, be correspondingly adjusted by the Committee, such adjustments to be made in the case of outstanding options without change in the total price applicable to such options.

            (b) In the event (i) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or the Company shall be the surviving corporation and there shall be any change in the Common Stock of the Company by reason of such merger or consolidation, or (ii) all or substantially all of the assets of the Company are acquired by another corporation, or (iii) there is a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event"), or
(iv) the Board of Directors of the Company shall propose that the Company enter into a Reorganization Event, then the Board (acting solely through members of the Board who were members of the Board prior to the occurrence of the Reorganization Event) may in its discretion take any or all of the following actions:

                        (A) by written notice to the holders of stock options or
            restricted stock awards, provide that the stock options or restricted stock awards shall be terminated unless exercised within thirty days (or such longer period as the Board shall determine in its discretion) after the date of such notice; and

                        (B) advance the dates upon which any or all  outstanding
            stock  options  and   restricted   stock  awards  granted  shall  be
            exercisable.

            Whenever deemed appropriate by the Board, any action referred to in this Section 13(b) may be made conditional upon the consummation of the applicable Reorganization Event.

            (c) Any adjustments or other action pursuant to this Section 13 shall be made by the Board and the Board's determination as to what adjustments shall be made or actions taken, and the extent thereof, shall be final and binding.

            14.   Miscellaneous Provisions.

                  (a) The Plan  shall be  unfunded.  The  Company  shall  not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares or the payment of cash upon exercise of any option or stock appreciation right under the Plan. Proceeds from the sale of shares of Common Stock pursuant to options granted under this Plan shall constitute general funds of the Company. The expenses of the Plan shall be borne by the Company.

                  (b) It is understood  that the Committee  may, at any time and from time to time after the granting of an option or the award of restricted stock or bonuses payable in Common Stock hereunder, specify such additional terms, conditions and restrictions with respect to such option or stock as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms, restrictions and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of required taxes.

                  (c) If at any  time  the  Committee  shall  determine,  in its discretion, that the listing, registration or qualification of shares of Common Stock upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no option may be exercised or restricted stock or stock bonus may be transferred in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

                  (d) By accepting any benefit under the Plan, each  Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated his acceptance and ratification, and consent to, any action taken under the Plan by the Committee, the Company or the Board.

                  (e) The Plan shall be governed by and  construed in accordance with the laws of the State of New York.

            15.   Limits of Liability.

                  (a) Any liability of the Company or a subsidiary of the Company to any Participant with respect to any option or award shall be based solely upon contractual obligations created by the Plan and the Agreement.

                  (b) Neither the Company nor a subsidiary  of the Company,  nor any member of the Committee or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

            16. Amendments and Termination. The Board may, at any time, amend, alter or discontinue the Plan; provided, however, no amendment, alteration or discontinuation shall be made which, without the approval of the shareholders, would:

                  (a) except as is provided in Paragraph 13, increase the maximum number of shares of Common Stock reserved for the purpose of the Plan;

                  (b) except as is provided in Paragraph 13, decrease the option price of an option to less than 100% of the fair market value, as determined in accordance with Paragraph 6(a), of a share of Common Stock on the date of the granting of the option;

                  (c) change the class of persons  eligible  to receive an award of restricted stock, options or bonuses payable in Common Stock under the Plan; or

                  (d) extend the duration of the Plan.

            The Committee may amend the terms of any award of restricted stock or option theretofore granted, retroactively or prospectively, but no such amendment shall impair the rights of any holder without his or her written consent.

            17. Duration. The Plan shall be adopted by the Board as of the date on which it is approved by a majority of the Company's stockholders, which approval must occur within the period ending twelve months after the date the Plan is adopted. The Plan shall terminate upon the earliest of the following dates or events to occur:

                  (a)   the   adoption   of  a   resolution   of  the   Board,
            terminating the Plan; or

                  (b) the date all  shares of Common  Stock  subject to the Plan are purchased according to the Plan's provisions; or

                  (c) ten years from the Second Closing Date.